                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Source Media, Inc., a Delaware corporation, which is filing a Registration Statement on Form S-4 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Timothy P. Peters, W. Scott Bedford and Maryann Walsh, and each of them, the individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments, including post-effective amendments, to the Registration Statement, including a Prospectus or an amended Prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----

                /s/ TIMOTHY P. PETERS                  Chief Executive Officer and   December 10, 1997
-----------------------------------------------------    Chairman of the Board
                  Timothy P. Peters                      (principal executive
                                                         officer)

                /s/ W. SCOTT BEDFORD                   Chief Financial Officer and   December 10, 1997
-----------------------------------------------------    Treasurer (principal
                  W. Scott Bedford                       financial and accounting
                                                         officer)

                  /s/ JOHN J. REED                     President and Director        December 10, 1997
-----------------------------------------------------
                    John J. Reed

               /s/ DAVID L. KUYKENDALL                 Director                      December 10, 1997
-----------------------------------------------------
                 David L. Kuykendall

               /s/ MICHAEL J. MAROCCO                  Director                      December 10, 1997
-----------------------------------------------------
                 Michael J. Marocco

               /s/ JAMES L. GREENWALD                  Director                      December 10, 1997
-----------------------------------------------------
                 James L. Greenwald

                 /s/ ROBERT H. ALTER                   Director                      December 10, 1997
-----------------------------------------------------
                   Robert H. Alter

                /s/ ROBERT J. CRESCI                   Director                      December 10, 1997
-----------------------------------------------------
                  Robert J. Cresci

                /s/ BARRY RUBENSTEIN                   Director                      December 10, 1997
-----------------------------------------------------
                  Barry Rubenstein

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of SMI Holdings, Inc., a Texas corporation, which is filing a Registration Statement on Form S-4 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Timothy P. Peters, W. Scott Bedford and Maryann Walsh, and each of them, the individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments, including post-effective amendments, to the Registration Statement, including a Prospectus or an amended Prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----

                /s/ TIMOTHY P. PETERS                  Chief Executive Officer and   December 10, 1997
-----------------------------------------------------    Chairman of the Board
                  Timothy P. Peters                      (principal executive
                                                         officer)

                /s/ W. SCOTT BEDFORD                   Chief Financial Officer and   December 10, 1997
-----------------------------------------------------    Treasurer (principal
                  W. Scott Bedford                       financial and accounting
                                                         officer)

                  /s/ JOHN J. REED                     President and Director        December 10, 1997
-----------------------------------------------------
                    John J. Reed

               /s/ DAVID L. KUYKENDALL                 Director                      December 10, 1997
-----------------------------------------------------
                 David L. Kuykendall

               /s/ MICHAEL J. MAROCCO                  Director                      December 10, 1997
-----------------------------------------------------
                 Michael J. Marocco

               /s/ JAMES L. GREENWALD                  Director                      December 10, 1997
-----------------------------------------------------
                 James L. Greenwald

                 /s/ ROBERT H. ALTER                   Director                      December 10, 1997
-----------------------------------------------------
                   Robert H. Alter

                /s/ ROBERT J. CRESCI                   Director                      December 10, 1997
-----------------------------------------------------
                  Robert J. Cresci

                /s/ BARRY RUBENSTEIN                   Director                      December 10, 1997
-----------------------------------------------------
                  Barry Rubenstein